UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 30, 2019

The New Home Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Enterprise, Suite 450, Aliso Viejo, California		92656
(Address of principal executive offices)		(Zip Code)

(949) 382-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NWHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02	Results of Operations and Financial Condition.
On July 30, 2019, The New Home Company Inc. (the “Company”), announced in a press release its financial results for the three month period ended June 30, 2019. A copy of the Company’s press release announcing these financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information furnished pursuant to this Item 2.02, including the exhibits attached hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act. In addition, the press release furnished as an exhibit to this report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Item 7.01	Regulation FD Disclosure.
In the Company's press release attached hereto as Exhibit 99.1, the Company announced that it will discuss its results for the three month period ended June 30, 2019, recent events and the Company's quarterly and certain full year guidance for 2019 during a conference call on Tuesday, July 30, 2019 at 11:00 a.m. Eastern Time. As detailed in the press release attached hereto as Exhibit 99.1, a replay of this call will be available to all those who cannot listen to the live broadcast. Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
In the Company's press release attached hereto as Exhibit 99.2, the Company announced that, effective August 30, 2019, the Board has elected H. Lawrence Webb, the Company's current Chief Executive Officer, to be Executive Chairman, a newly formed position. As detailed in the press release, Leonard S. Miller, the Company's current President and Chief Operating Officer, has been elected by the Board to succeed Mr. Webb as Chief Executive Officer effective as of the date of Mr. Webb's transition to Executive Chairman.
The information in this Report (including Exhibits 99.1 and 99.2) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of the Exchange Act or otherwise subject to the liabilities of the Exchange Act. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated July 30, 2019
99.2	Press release dated July 30, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2019

The New Home Company Inc.

	By	/s/ John M. Stephens
John M. Stephens, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Document

99.1	Press release dated July 30, 2019
99.2	Press release dated July 30, 2019